UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2014

Cocrystal Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55158	20-5978559
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 North Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 398-7178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Independent Registered Public Accounting Firm

Cocrystal Pharma, Inc. (the “Company”) believes a firm with local Seattle offices is in the Company’s best interests.  Accordingly, on April 22, 2014, we dismissed Paritz & Company, P.A. (the “Former Auditor”) as the Company’s independent registered public accounting firm. The decision to dismiss the Former Auditor was approved by the Company’s Audit Committee.

The reports of the Former Auditor on the Company’s consolidated financial statements for the Company’s fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the Former Auditor’s report for the fiscal year ended December 31, 2012 contained an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, and through the date of their dismissal, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated as of April 23, 2014 is filed as Exhibit 16.1 to this Form 8-K.

(b)  Appointment of New Independent Registered Public Accounting Firm

On April 18, 2014, BDO USA, LLP (“BDO”) was appointed to serve as the Company’s new independent registered public accounting firm. The engagement of BDO as the Company’s new independent registered public accounting firm was approved by the Company’s Audit Committee.  BDO previously audited the financial statements of our predecessor, Cocrystal Discover, Inc. as of and for the years ended December 31, 2013 and 2012.

Except as described above, and during the Company’s two most recent fiscal years and any subsequent interim period prior to BDO’s engagement as the Company’s new independent registered public accounting firm, the Company did not consult with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement as defined in Item 304 of Regulation S-K or a reportable event as such term is described in Item 304 of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

16.1	Former Auditor Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cocrystal Pharma, Inc.

Date: April 24, 2014	By: /s/Gary Wilcox Name: Gary Wilcox Title: Chief Executive Officer